FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         July 25, 2005

For Further Information Contact:  (609) 386-2400
--------------------------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS 2nd QUARTER EARNINGS


Burlington,  New Jersey,  (July 25, 2005) - FMS Financial  Corporation,  (NASDAQ
Symbol: "FMCO") today reported quarterly net income of $1,842,292 or $.28 diluted earnings per share for the quarter ended June 30, 2005 as compared to net income of $2,072,657 or $.32 diluted earnings per share for the same period in 2004. Earnings for the six months ended June 30, 2005 were $3,543,526 or $.54 diluted earnings per share as compared to net income of $4,150,544 or $.64 diluted earnings per share for the first six months of 2004.

Net interest income after provision for loan losses totaled to $18.0 million for the six months ended June 30, 2005 compared to $18.1 million for the same period in 2004. Total interest income increased to $28.3 million during the six months ended June 30, 2005 from $27.2 million for the same period in 2004. Total interest expense increased to $10.1 million during the six months ended June 30, 2005 from $8.9 million for the same period in 2004.

Total assets were $1.2 billion and deposits totaled $954.9 million at June 30, 2005. Non-performing loans at June 30, 2005 amounted to $2.9 million or 0.66% of total loans. The allowance for loan losses was $4.9 million at June 30, 2005 or 170% of non-performing loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank that operates forty-one banking offices in Burlington, Camden and Mercer Counties, New Jersey.

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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
-------------------------------------------------------------------------------------------------------------------------
                                                                                 June 30, 2005         December 31, 2004
                                                                                 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------------
     Cash and amounts due from depository institutions                       $      49,550,347    $           46,410,744
     Interest-bearing deposits                                                         161,365                    30,950
     Short term funds                                                                6,675,288                64,135,662
                                                                             ------------------   -----------------------

        Total cash and cash equivalents                                             56,387,000               110,577,356
     Investment securities held to maturity                                        258,385,957               254,833,749
     Investment securities available for sale                                      180,135,298               141,999,280
     Mortgage-backed securities held to maturity                                   236,508,492               269,221,897
     Loans, net                                                                    433,617,963               418,798,633
     Accrued interest receivable                                                     6,194,789                 6,322,107
     Federal Home Loan Bank stock                                                    7,750,020                10,250,120
     Office properties and equipment, net                                           31,357,532                30,747,227
     Deferred income taxes                                                           2,316,332                 2,150,442
     Core deposit intangible                                                         2,233,926                 2,592,030
     Prepaid expenses and other assets                                               2,413,895                 2,513,224
                                                                             ------------------   -----------------------
TOTAL ASSETS                                                                 $   1,217,301,204    $        1,250,006,065
                                                                             ==================   =======================

LIABILITIES AND STOCKHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------

Liabilities:

     Deposits                                                                $     954,940,878    $          941,506,820
     Securities sold under agreements to repurchase                                155,000,000               195,000,000
     Advances from the Federal Home Loan Bank                                                0                10,000,000
     FMS Statutory Trust 1 debentures                                               25,774,000                25,774,000
     Advances by borrowers for taxes and insurance                                   2,374,258                 2,200,357
     Accrued interest payable                                                        1,105,708                 1,246,661
     Dividends payable                                                                 195,077                   195,029
     Other liabilities                                                               4,164,571                 3,746,579
                                                                             ------------------   -----------------------
     Total liabilities                                                           1,143,554,492             1,179,669,446
                                                                             ------------------   -----------------------
Commitments and contingencies
Stockholders' Equity:

     Preferred stock - $.10 par value 5,000,000 shares  authorized;  none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 7,991,742 and 7,991,292 and shares outstanding 6,502,560
        and 6,502,110 as of June 30, 2005 and December 31, 2004, respectively          799,174                   799,129
     Paid-in capital in excess of par                                                8,684,176                 8,555,506
     Accumulated other comprehensive income - net of taxes                             398,814                   270,784
     Retained earnings                                                              74,799,547                71,646,199
     Less:  Treasury stock (1,489,182 shares, at cost, as of June 30, 2005
        and December 31, 2004, respectively)                                       (10,934,999)              (10,934,999)
                                                                             ------------------   -----------------------
Total stockholders' equity                                                          73,746,712                70,336,619
                                                                             ------------------   -----------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                   $   1,217,301,204    $        1,250,006,065
                                                                             ==================   =======================

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

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                                   Three Months ended                     Six Months ended
                                                                       June 30,                               June 30,
                                                         -------------------------------------     -------------------------------
                                                                 2005               2004               2005              2004
----------------------------------------------------------------------------------------------     -------------------------------
INTEREST  INCOME:
Interest income on:

    Loans                                                $       6,379,624   $      6,059,107   $    12,567,888    $   12,110,883
    Mortgage-backed securities                                   3,652,465          4,072,439         7,378,480         8,013,004
    Investments                                                  4,276,127          3,453,157         8,364,636         7,102,094
                                                         ------------------  -----------------  ----------------   ---------------
Total interest income                                           14,308,216         13,584,703        28,311,004        27,225,981
                                                         ------------------  -----------------  ----------------   ---------------

INTEREST EXPENSE:
Interest expense on:

    Deposits                                                     2,682,399          1,825,981         5,086,189         3,606,190
    Borrowings                                                   2,008,478          2,345,984         4,163,256         4,700,898
    Long term debt                                                 443,177            335,240           851,676           639,038
                                                         ------------------  -----------------  ----------------   ---------------
Total interest expense                                           5,134,054          4,507,205        10,101,121         8,946,126
                                                         ------------------  -----------------  ----------------   ---------------

NET INTEREST INCOME                                              9,174,162          9,077,498        18,209,883        18,279,855
PROVISION FOR LOAN LOSSES                                           90,000             75,000           180,000           150,000
                                                         ------------------  -----------------  ----------------   ---------------

NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                              9,084,162          9,002,498        18,029,883        18,129,855
                                                         ------------------  -----------------  ----------------   ---------------

NON-INTEREST INCOME:
    Loan service charges and other fees                             23,991             29,932            41,171            59,176
    Gain on sale of investment securities                                0                  0                 0           100,057
    Gain on sale of fixed assets                                         0             46,080                 0            46,080
    Real estate owned operations, net                                    0             (3,284)                0            (4,547)
    Service charges on accounts                                  1,373,139          1,322,312         2,641,141         2,526,552
    Other income                                                    37,935             35,180            74,817            64,315
                                                         ------------------  -----------------  ----------------   ---------------
Total non-interest income                                        1,435,065          1,430,220         2,757,129         2,791,633
                                                         ------------------  -----------------  ----------------   ---------------

NON-INTEREST EXPENSE:
    Salaries and employee benefits                               4,458,834          4,074,148         8,834,862         8,199,780
    Occupancy and equipment                                      1,385,072          1,302,436         2,821,608         2,682,092
    Purchased services                                             701,740            748,290         1,398,923         1,445,012
    Federal deposit insurance premiums                              32,274             33,282            64,413            65,547
    Professional fees                                              184,758            167,895           372,008           333,678
    Advertising                                                    104,425            104,063           213,243           216,026
    Amortization of core deposit intangible                        179,052            179,052           358,104           358,104
    Other                                                          348,797            364,166           713,931           701,350
                                                         ------------------  -----------------  ----------------   ---------------

Total non-interest expenses                                      7,394,952          6,973,332        14,777,092        14,001,589
                                                         ------------------  -----------------  ----------------   ---------------

INCOME BEFORE INCOME TAXES                                       3,124,275          3,459,386         6,009,920         6,919,899

INCOME TAXES                                                     1,281,983          1,386,729         2,466,394         2,769,355
                                                         ------------------  -----------------  ----------------   ---------------

NET INCOME                                                $      1,842,292   $      2,072,657   $     3,543,526    $    4,150,544
                                                         ==================  =================  ================   ===============

 BASIC EARNINGS PER COMMON SHARE                         $            0.28   $           0.32   $          0.54    $         0.64
                                                         ==================  =================  ================   ===============

 DILUTED EARNINGS PER COMMON SHARE                       $            0.28   $           0.32   $          0.54    $         0.64
                                                         ==================  =================  ================   ===============

  Dividends declared per common share                    $            0.03   $           0.03   $          0.06    $         0.06
                                                         ==================  =================  ================   ===============

 Weighted average common shares outstanding                      6,502,476          6,492,516         6,502,349         6,489,421
 Potential dilutive effect of the exercise of stock options         34,970             37,920            36,585            38,631
                                                         ------------------  -----------------  ----------------   ---------------
 Adjusted weighted average common shares outstanding             6,537,446          6,530,436         6,538,934         6,528,052
                                                         ==================  =================  ================   ===============
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